UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2019

Midwest Holding Inc.
(Exact name of registrant as specified in its charter)

NEBRASKA	000-10685	20-0362426
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

2900 South 70th Street, Suite 400
Lincoln, Nebraska 68506
(Address of principal executive offices) (Zip Code)

(402) 489-8266
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):\

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On May 9, 2018, Midwest Holding Inc. (“Midwest”) entered into a Loan, Convertible Preferred Stock and Convertible Senior Secured Note Purchase Agreement (the “Agreement”) with a non-affiliated third party, Xenith Holdings LLC, a Delaware limited liability company (“Xenith”).

The terms and conditions of the Agreement were described in Midwest’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on May 14, 2018. All conditions to consummation of the Agreement, including approval of the transactions contemplated therein by the State of Nebraska Department of Insurance, were subsequently met and a closing was held pursuant to the Agreement on June 28, 2018 (the “Closing”). The following items of this Report set forth certain actions and changes affecting Midwest.

Item 3.02 Unregistered Sales of Equity Securities.

On June 18, 2019, Midwest received: (i) a Notice of Conversion of Senior Secured Convertible Promissory Notes (“Notes”); and (ii) a Notice of Conversion of Series C Preferred Stock (“Preferred Stock”), both relating to the election of Xenith to convert all of its outstanding Notes and Preferred Stock held by it into shares of Midwest’s common stock, $0.001 par value. The conversions were made in accordance with the terms and conditions set forth in the Agreement and were completed on June 18, 2019. The conversions are summarized as follows:

	Principal or Face	Number of Midwest
	Amount	Common Shares Issued
Notes Converted	$19,100,000	927,680,315
Preferred Stock Converted	$1,500,000	72,854,474
Total		1,000,534,789

The common stock issued to Xenith in the above transactions was offered and sold by Midwest to Xenith in reliance on the exemption from registration under the Securities Act of 1933, as amended, (“Act”) by virtue of Section 4(a)(2) thereof as a transaction not involving a public offering and Regulation D adopted under the Act as a transaction with an accredited investor. Appropriate restrictions on transfer of the shares except in accordance with federal and state securities laws were lodged with Midwest’s registrar and transfer agent.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWEST HOLDING INC.

	By:	/s/ Mark A. Oliver
	Name:	Mark A. Oliver
Date: June 18, 2019	Title:	President